Exhibit 99.1

Fortress Value Acquisition Corp. V

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Fortress Value Acquisition Corp. V

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Fortress Value Acquisition Corp. V (the “Company”) as of February 27, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of February 27, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ CBIZ CPAs P.C.

CBIZ CPAs P.C.

We have served as the Company’s auditor since 2025.

New York, NY

March 5, 2026

FORTRESS VALUE ACQUISITION CORP. V

BALANCE SHEET

As of February 27, 2026

Assets:
Current assets:
Cash	$1,556,551
Prepaid expenses	11,868
Total current assets	1,568,419
Cash held in Trust Account	250,000,000
Total Assets	$251,568,419

Liabilities and Shareholders’ Deficit:
Current liabilities:
Accrued offering costs	$580,593
Accounts payable and accrued expenses	77,036
Over-allotment option liability	359,250
Total current liabilities	1,016,879
Deferred underwriting commissions	13,750,000
Total Liabilities	14,766,879

Commitments and Contingencies (Note 5)

Class A ordinary shares subject to redemption, $0.0001 par value; 25,000,000 shares issued and outstanding at redemption value of $10.00 per share	250,000,000

Shareholders’ Deficit:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 200,000 issued and outstanding (excluding 25,000,000 shares subject to redemption)	20
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,187,500 shares issued and outstanding (1)	719
Additional paid-in capital	—
Accumulated deficit	(13,199,199)
Total Shareholders’ Deficit	(13,198,460)
Total Liabilities, Class A Ordinary Shares Subject to Redemption and Shareholders’ Deficit	$251,568,419

(1)	This number includes 937,500 shares of Class B ordinary shares subject to forfeiture to the extent the over-allotment option is not exercised by the underwriter (see Note 6).

The accompanying notes are an integral part of this financial statement.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

1.	Description of Organization and Business Operations

Fortress Value Acquisition Corp. V (the “Company”) is a newly incorporated blank check company incorporated as a Cayman Islands exempted company on November 24, 2025. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses that the Company has not yet identified (“Business Combination”). Although the Company may pursue an acquisition in any geography or industry for purposes of consummating a Business Combination, the Company intends to capitalize on the ability of its management team and the broader Fortress platform to identify, acquire and operate a business that may provide opportunities for attractive risk-adjusted returns.

The Company is an emerging growth company and, as such, the Company is subject to all the risks associated with emerging growth companies. As of February 27, 2026, the Company had not yet commenced operations. All activity through February 27, 2026 relates to the Company’s formation and the Initial Public Offering, which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on February 25, 2026. On February 27, 2026, the Company consummated its Initial Public Offering (the “Initial Public Offering”) of 25,000,000 shares of public Class A ordinary shares (the “Public Shares”) at $10.00 per share, generating gross proceeds of $250.0 million and incurring offering costs of $14.8 million, inclusive of $13.8 million in deferred underwriting commissions (see Note 5). The Company has granted the underwriter a 45-day option to purchase up to an additional 3,750,000 Class A ordinary shares at the initial public offering price to cover over-allotments, if any.

Substantially concurrently with the closing of the Initial Public Offering, the Company consummated a private placement (“Private Placement”) of 200,000 private placement shares at $10.00 per share (the “Private Placement Shares”) with the Company’s sponsor, Fortress Value Acquisition Sponsor V LLC (the “Sponsor”), generating gross proceeds of $2.0 million (see Note 4).

Upon the closing of the Initial Public Offering, a portion of the $250.0 million ($10.00 per share) aggregate cash proceeds of the sale of the Public Shares in the Initial Public Offering and a portion of the proceeds from the sale of the Private Placement Shares in the Private Placement were placed in a U.S. based trust account (“Trust Account”) at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. The cash proceeds held in the Trust Account will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account as described below.

As of February 27, 2026, the Company has $1.6 million in cash held outside of the Trust Account. The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and the Private Placement held outside the Trust Account, although substantially all of the net proceeds held outside of the Trust Account are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. Pursuant to the Company’s amended and related articles of association, as long as the Company’s securities are listed on the Nasdaq Global Market (“Nasdaq”), the Company’s initial Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes, if any, and excluding the amount of any deferred underwriting discount held in trust) at the time of the Company signing a definitive agreement in connection with its initial Business Combination. The Company anticipates structuring its initial Business Combination so that the post-transaction company, in which the Company’s Public Shareholders own shares, will own or acquire 100% of the outstanding equity interests or assets of the target business or businesses. However, the Company may structure its initial Business Combination such that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the “Investment Company Act.” Management has agreed that an amount equal to at least $10.00 per share sold in the Initial Public Offering will be held in a Trust Account and will be held in cash, including in demand deposits at a bank, or invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

The Company will provide its shareholders of Public Shares (“Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of an initial Business Combination either (i) in connection with a shareholder meeting called to approve the proposed Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. If, however, shareholder approval of the transaction is required by applicable law or stock exchange listing requirements, or the Company decides to obtain shareholder approval for business or other reasons, it will: (i) conduct the redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which regulates the solicitation of proxies, and not pursuant to the tender offer rules; and (ii) file proxy materials with the Securities and Exchange Commission (“SEC”). The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount in the Trust Account (initially approximately $10.00 per share), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay for working capital requirements (up to $500,000 per year of permitted withdrawals, plus the rollover of unused amounts from prior years, of interest earned on the funds held in the Trust Account that may be released to the Company to fund working capital requirements, provided that only $125,000, plus the rollover of unused amounts from prior years, of interest earned on the funds held in the Trust Account may be released to the Company during the three month period that will begin 24 months from the closing of this Initial Public Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of this Initial Public Offering) and/or to pay the Company’s tax obligations (which shall exclude the 1% U.S. federal excise tax that was implemented by the Inflation Reduction Act of 2022 if any is imposed on us), calculated as of two business days prior to the consummation of the Business Combination. The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 5). These Public Shares were recorded at redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by applicable law or stock exchange listing requirements and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its amended and restated memorandum and articles of association, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares without voting, and if they do vote, irrespective of whether they vote for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the Initial Shareholders (as defined below) have agreed to vote their Founder Shares (as defined in Note 4), Private Placement Shares and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination (except with respect to any Public Shares which may not be voted in favor of approving a Business Combination in accordance with the requirements of Rule 14e-5 under the Exchange Act and any SEC interpretations or guidance relating thereto). In addition, the Initial Shareholders have agreed to waive their redemption rights with respect to their Founder Shares, Private Placement Shares and Public Shares in connection with the completion of a Business Combination.

Notwithstanding the foregoing, the Company’s amended and restated memorandum and articles of association provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.

The Company’s Sponsor, officers and directors (the “Initial Shareholders”) have agreed not to propose any amendment to the Company’s amended and restated memorandum and articles of association that would affect (i) the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete an initial Business Combination within the completion window or (ii) any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides its Public Shareholders with the opportunity to redeem their ordinary shares upon approval of any such amendment at a per-share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account and not previously released for permitted withdrawals (up to $500,000 per year of permitted withdrawals, plus the rollover of unused amounts from prior years, of interest earned on the funds held in the Trust Account that may be released to the Company to fund working capital requirements, provided that only $125,000, plus the rollover of unused amounts from prior years, of interest earned on the funds held in the Trust Account may be released to the Company during the three month period that will begin 24 months from the closing of this Initial Public Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of this Initial Public Offering) and up to $100,000 of dissolution expenses, if any.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

If the Company is unable to complete a Business Combination within 24 months, (or 27 months from the closing of the Initial Public Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of the Initial Public Offering) (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem 100% of the outstanding Public Shares which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law.

In connection with the redemption of 100% of the Company’s outstanding Public Shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released for permitted withdrawals (up to $500,000 per year of permitted withdrawals, plus the rollover of unused amounts from prior years, of interest earned on the funds held in the Trust Account that may be released to the Company to fund working capital requirements, provided that only $125,000, plus the rollover of unused amounts from prior years, of interest earned on the funds held in the Trust Account may be released to the Company during the three month period that will begin 24 months from the closing of this Initial Public Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial Business Combination within 24 months from the closing of this Initial Public Offering) and up to $100,000 of dissolution expenses, if any.

The Initial Shareholders have agreed to waive their liquidation rights with respect to the Founder Shares and Private Placement Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Initial Shareholders should acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriter has agreed to waive their rights to their deferred underwriting commission (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s Public Shares.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.00 per share initially held in the Trust Account (or less than that in certain circumstances). In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company, if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriter of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all third parties, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

2.	Summary of Significant Accounting Policies

Basis of presentation

The accompanying financial statement is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Liquidity and capital resources

As of February 27, 2026, the Company had $1.6 million in cash and working capital of $0.6 million. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. In connection with the Company’s assessment of going concern considerations in accordance with ASC 205-40, “Presentation of Financial Statements – Going Concern”, as of February 27, 2026, the Company has sufficient liquidity to meet its working capital needs until a minimum of one year from the date of issuance of this financial statement. The Company cannot assure that its plans to raise capital or consummate an initial Business Combination will be successful.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of February 27, 2026.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed as of February 27, 2026, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of February 27, 2026.

Cash held in Trust Account

As of February 27, 2026, the Trust Account held $250.0 million in cash.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

Offering costs

Offering costs consisted of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering and totaled approximately $14.8 million, inclusive of $13.8 million in deferred underwriting commissions. Offering costs were charged to shareholders’ deficit upon the completion of the Initial Public Offering.

Fair value measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers consist of:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Derivative financial instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging.” For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statement of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Income taxes

The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of February 27, 2026, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Deposit Insurance Corporation insurance limits of $250,000. As of February 27, 2026, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Class A ordinary shares subject to possible redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance ASC Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, Class A ordinary shares are classified as shareholders’ deficit. The Company’s Class A ordinary shares features certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of February 27, 2026, 25,000,000 shares of Class A ordinary shares subject to possible redemption at the redemption value are presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet.

As of February 27, 2026, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds from Initial Public Offering	$250,000,000
Less:
Proceeds allocation to over-allotment option liability	(359,250)
Offering costs related to Class A ordinary shares subject to possible redemption	(14,783,542)
Plus:
Remeasurement of Class A ordinary shares subject to possible redemption	15,142,792
Class A ordinary shares subject to possible redemption at February 27, 2026	$250,000,000

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s balance sheet.

3.	Initial Public Offering

In connection with the Initial Public Offering, the Company sold 25,000,000 shares of Class A ordinary shares, at a price of $10.00 per share. The Company has granted the underwriter a 45-day option to purchase up to an additional 3,750,000 Class A ordinary shares at the initial public offering price to cover over-allotments, if any.

4.	Related Party Transactions

Founder shares

In December 2025, the Company issued an aggregate of 7,187,500 Class B ordinary shares to the Sponsor (the “Founder Shares”) in exchange for an aggregate capital contribution of $25,000. The Sponsor has agreed to forfeit an aggregate of up to 937,500 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriter. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by the underwriter so that the Founder Shares will represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering, excluding the Private Placement Shares. The Founder Shares will automatically convert into Class A ordinary shares upon the consummation of a Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment (see Note 6). The Sponsor waives its rights to liquidating distributions with respect to any Founder Shares if the Company fails to complete an initial Business Combination.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

Prior to the Initial Public Offering, the Sponsor sold 30,000 Founder Shares to an independent director of the Company, for the same per-share price initially paid by the Sponsor. Subsequent to the transfer, the Sponsor held 7,157,500 Class B ordinary shares. The total consideration paid for these Founder Shares was approximately $100. Each Founder Share will automatically convert to one Class A ordinary share concurrently with or immediately following the consummation of a Business Combination. The Initial Shareholders will retain all voting and dispositive power over all Founder Shares until the consummation of the Business Combination.

The sale of the Founder Shares to the Company’s independent director is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the sale date. The fair value of the 30,000 shares sold to the Company’s independent director was less than $0.1 million or $1.50 per share as of the sale date. As the holder of the Founder Shares have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination, compensation expense related to the sale of the 30,000 Founder Shares would be deferred until probable as the holder does not have a vested, nonforfeitable interest. As of February 27, 2026, the Company determined that a Business Combination is not considered probable, and, therefore, no stock-based compensation expense has been recognized. Stock-based compensation would be recognized at the date a Business Combination is considered probable (i.e., upon consummation of a Business Combination) in an amount equal to the number of Founder Shares multiplied by the grant date fair value per share (unless subsequently modified) less the amount initially received for the purchase of the Founder Shares.

The Initial Shareholders have agreed not to transfer, assign or sell any of their Founder Shares until the earliest of (a) one year after the completion of the initial Business Combination, (b) subsequent to the initial Business Combination, if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, and (c) following the completion of the initial Business Combination, such future date on which the Company completes a liquidation, merger, share exchange, asset acquisition, share purchase, reorganization or other similar transaction that results in all of the Company’s Public Shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Private placement

Substantially concurrently with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 200,000 Private Placement Shares including if the underwriter’s over-allotment option is exercised in full at $10.00 per share, or $2.0 million in the aggregate. These Private Placement Shares are identical to the Class A ordinary shares except that such Private Placement Shares will not have any redemption rights or be entitled to liquidating distributions from the Trust Account if the Company fails to complete its initial Business Combination. A portion of the proceeds from the Private Placement Shares have been added to the proceeds from the Initial Public Offering and are held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Sponsor waives its rights to liquidating distributions from the Trust Account with respect to the Private Placement Shares if the Company fails to complete an initial Business Combination. The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Shares until 30 days after the completion of the Business Combination.

Promissory note—related party

The Company’s Sponsor loaned the Company an aggregate of $160,375 to cover expenses related to the Initial Public Offering pursuant to a promissory note. The promissory note was non-interest bearing, unsecured and due on the earlier of December 31, 2026 and the closing of the Initial Public Offering. The Company repaid the promissory note on February 27, 2026.

Office space and related support services

During February 2026, the Company entered into an agreement with an affiliate of the Sponsor to pay a monthly fee of $20,000 for office space and related support services. Upon completion of the initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. As of February 27, 2026, the Company had less than $0.1 million in accrued expenses for services provided by an affiliate of the Sponsor in connection with the aforementioned agreement.

Related party loans

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company may repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans may be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into shares at a price of $10.00 per share. The shares would be identical to the Private Placement Shares. As of February 27, 2026, no Working Capital Loans were outstanding.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

5.	Commitments and Contingencies

Registration rights

The holders of the Founder Shares, Private Placement Shares and the Private Placement Shares that may be issued upon conversion of Working Capital Loans are entitled to registration rights pursuant to a registration rights agreement which was signed prior to the closing the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting agreement

The Company granted the underwriter a 45-day option from the date of the Initial Public Offering to purchase up to 3,750,000 additional Public Shares to cover over-allotments, if any, at the price paid by the underwriter in the Initial Public Offering. The underwriter has not yet exercised this over-allotment. The underwriter was entitled to an underwriting discount of $0.01 per share, or $0.3 million paid upon the closing of the Initial Public Offering. There will be no incremental upfront underwriting discounts or commissions if the underwriter’s over-allotment option is exercised. Additionally, a deferred underwriting discount of $0.55 per share, or $13.8 million in the aggregate (or $15.8 million in the aggregate if the underwriter’s over-allotment option is exercised in full) will be payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Risks and uncertainties

The Company’s ability to complete an initial Business Combination may be adversely affected by various factors, many of which are beyond the Company’s control. The Company’s ability to consummate an initial Business Combination could be impacted by, among other things, changes in laws or regulations, downturns in the financial markets or in economic conditions, inflation, fluctuations in interest rates, increases in tariffs, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability. The Company cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact the Company’s ability to complete an initial Business Combination.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

6.	Shareholders’ Deficit

Class A ordinary shares—The Company is authorized to issue 200,000,000 shares of Class A ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share on each matter on which they are entitled to vote. As of February 27, 2026, there were 25,200,000 shares of Class A ordinary shares issued and outstanding, of which 25,000,000 shares of Class A ordinary shares were subject to possible redemption and included in temporary equity (see Note 2).

Class B ordinary shares—The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote for each share on each matter on which they are entitled to vote. The Company issued 7,187,500 Class B ordinary shares in December 2025. Of the 7,187,500 Class B ordinary shares, an aggregate of up to 937,500 shares are subject to forfeiture to the Company by the Sponsor for no consideration to the extent that the underwriter’s over-allotment option is not exercised, so that the number of Class B ordinary shares will collectively equal 20.0% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering, excluding the Private Placement Shares. The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the consummation of the initial Business Combination, or earlier at the option of the holder, on a one-for-one basis.

Prior to the initial Business Combination, only holders of the Founder Shares will be entitled to vote on the appointment or removal of the Company’s directors or in a vote to transfer the Company by way of continuation to a jurisdiction outside the Cayman Islands. Otherwise, holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all matters submitted to a vote of shareholders except as required by law or the applicable rules of Nasdaq then in effect.

In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of the initial Business Combination, the ratio at which the Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 20% of the sum of the total number of all ordinary shares outstanding upon the completion of the Initial Public Offering plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the initial Business Combination, excluding the Private Placement Shares and any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination.

Preference shares—The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share. As of February 27, 2026, there were no preference shares issued or outstanding.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

7.	Fair Value Measurements

The following table presents information about the Company’s assets and liabilities that are measured on a recurring basis as of February 27, 2026 and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value. Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period.

	February 27, 2026
	Fair Value	Valuation Method
Liabilities
Over-allotment option liability	$359,250	Level 3 - Unobservable inputs based on an assessment of the assumptions that market participants would use in pricing liabilities

As of February 27, 2026, the recorded values of cash, cash held in trust account, accrued offering costs and accounts payable and accrued expenses approximate their fair values due to the short-term nature of these investments.

A Black-Scholes option model was used to value the over-allotment option liability. The over-allotment option liability was classified as a Level 3 at the initial measurement date due to the use of unobservable inputs.

The key inputs in the Black-Scholes option pricing model for the over-allotment option liability were as follows as of February 27, 2026:

Input	As of February 27, 2026
Risk-free interest rate	3.9%
Expected volatility	5.0%
Dividend yield	0.0%
Expected term (days)	45
Exercise price	$10.00

The risk-free interest rate is based on the U.S. Treasury yield curve in effect on the date of valuation equal to the remaining expected life of the underwriter’s over-allotment option. Expected volatility is based on actual historical volatility of comparable special purpose acquisition companies as of the valuation date. The dividend yield percentage is zero because the Company does not currently pay dividends, nor does it intend to do so during the expected term of the over-allotment period.

FORTRESS VALUE ACQUISITION CORP. V

NOTES TO FINANCIAL STATEMENT

8.	Segment Information

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker has been identified as the Company’s executive officers, who review the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation the CODM reviews certain metrics, which include the following:

For the period from January 1, 2026 through February 27, 2026
Formation, general and administrative expenses	$8,529

Formation, general and administrative expenses are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a Business Combination within the business combination period. The CODM also reviews formation, general and administrative expenses to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. Formation, general and administrative expenses are the significant segment expenses provided to the CODM on a regular basis.

9.	Subsequent Events

The notes to the financial statement include a discussion of material events, if any, which have occurred subsequent to February 27, 2026 (referred to as “subsequent events”) through the date this financial statement was available for issuance on March 5, 2026. Management has evaluated the subsequent events through this date and has concluded that no other material subsequent events have occurred that require additional adjustment or disclosure in the financial statement.